UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
King Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 26, 2010

KING PHARMACEUTICALS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 30, 2010
Date: May 26, 2010 Time: 9:00 AM EDT
Location: The Umstead Hotel 100 Woodland Pond Cary, North Carolina 27513

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.  Notice & Proxy Statement                     2.  Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors
Nominees
01	Kevin S Crutchfield	02	Earnest W Deavenport Jr	03	Elizabeth M Greetham	04	Philip A Incarnati	05	Gregory D Jordan PhD
06	Brian A Markison	07	R Charles Moyer PhD	08	D Greg Rooker	09	Derace L Schaffer MD	10	Ted G Wood
The Board of Directors recommends you vote FOR the following proposal(s):
2	Approval of a proposed amendment to the company’s Third Amended and Restated Charter providing for a majority voting standard in uncontested elections of directors and eliminating unnecessary provisions related to our previously classified Board of Directors.
3	Reapproval of the performance goals listed within the company’s Incentive Plan, which originally were approved by our shareholders in 2005.
4	Ratification of the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
The Board of Directors recommends you vote AGAINST the following proposal(s):
5	If properly presented at the meeting, approval of a non-binding shareholder proposal requesting that the company’s Board of Directors take steps to eliminate supermajority voting provisions applicable to shareholders.

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE